Exhibit 10.2

AMENDMENT NUMBER 7 TO LOAN DOCUMENTS

THIS AMENDMENT NUMBER 7 TO LOAN DOCUMENTS (this “Seventh Amendment”), is entered into as of November 13, 2009, by and among GVEC RESOURCE IV INC. (“Agent”), as Agent and as a Lender, EMRISE CORPORATION, a Delaware corporation (“Parent”), and Parent’s Subsidiaries that are signatories hereto (collectively with Parent, “Borrowers”).

W I T N E S S E T H

WHEREAS, Borrowers, Agent and the Lenders named therein are parties to that certain Credit Agreement, dated as of November 30, 2007, as amended by that certain Amendment Number 1 to Loan Documents, dated August 20, 2008, that certain Amendment Number 2 to Loan Documents, dated February 12, 2009, that certain Forbearance Agreement and Amendment Number 3 to Loan Documents, dated March 20, 2009 (as amended by that certain Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents, dated April 9, 2009), that certain Amendment Number 4 to Loan Documents, dated April 14, 2009, that certain Amendment Number 5 to Loan Documents, dated August 14, 2009, and that certain Amendment Number 6 to Loan Documents, dated November 3, 2009 (as further amended, restated, supplemented, or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to amend certain provisions of the Credit Agreement as more fully set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Documents as follows:

1.             DEFINITIONS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2.             AMENDMENT TO CREDIT AGREEMENT.

(a)           Schedule 1.1 of the Credit Agreement is amended by the addition or amendment and restatement, as applicable, of the following definitions:

“EBITDA” means, with respect to any fiscal period, Parent’s and its Subsidiaries’ consolidated net earnings (or loss), excluding (i) any non-cash gain or loss associated with the change in fair value of warrants, (ii) any non-cash impairment associated with the write down of the long-lived assets of RO Associates Incorporated, a Borrower, and (iii) any loss or non-cash impairment associated with the discontinuation of operations, pursuant to a sale or otherwise, of RO Associates Incorporated recorded in the Parent’s and Subsidiaries’ consolidated financial statements in any period ending on or prior to December 31, 2009, minus interest income and extraordinary gains (including gains on sale of assets) plus interest expense, Income Tax Expense, depreciation, and amortization, in each case, as determined in accordance with GAAP.

“Seventh Amendment” means that certain Amendment Number 7 to Loan Documents, dated as of November 13, 2009, by and among Borrowers, Agent and the Lenders party thereto.

“Seventh Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 3 of the Seventh Amendment has been satisfied.

3.             CONDITIONS PRECEDENT TO THIS SEVENTH AMENDMENT.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Seventh Amendment and each and every provision hereof:

(a)           The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)           No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the Seventh Amendment Effective Date;

(c)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, any Lender or any of their Affiliates;

(d)           Borrowers have paid to Private Equity Management Group, Inc. (“PEMG”), in immediately available funds, an amount equal to the Advisory Fee; and

(e)           No Material Adverse Change shall have occurred.

4.             ADVISORY FEE.  For PEMG’s advice in connection with this Seventh Amendment the Borrowers shall pay to PEMG, in immediately available funds, an amount equal to $15,000 on the Seventh Amendment Effective Date (“Advisory Fee”).  The Advisory Fee represents an advisory fee which is fully earned as of the Seventh Amendment Effective Date and no portion of such advisory fee shall be refundable for any reason, or applied to the outstanding balance of the Term Loans or any other amounts owing under the Credit Agreement.  Agent and Lenders agree that except for the Advisory Fee, no fees, including non-cash or any other form of consideration, will be payable to Agent or Lenders in connection with this Seventh Amendment.

5.             CONSTRUCTION.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.             ENTIRE AMENDMENT; EFFECT OF SEVENTH AMENDMENT.  This Seventh Amendment, and the terms and provisions hereof, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except as expressly set forth in this Seventh Amendment, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Seventh Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Seventh Amendment shall control.  This Seventh Amendment is a Loan Document.

7.             COUNTERPARTS; TELEFACSIMILE EXECUTION.  This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Seventh Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Seventh Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Seventh Amendment.  Any party delivering an executed counterpart of this Seventh Amendment by telefacsimile also shall deliver an original executed counterpart of this Seventh Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Seventh Amendment.

8.             MISCELLANEOUS.

(a)           Upon the effectiveness of this Seventh Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Seventh Amendment.

(b)           Upon the effectiveness of this Seventh Amendment, each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Seventh Amendment.

[signatures on next page]

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed and delivered on the date first written above.

EMRISE CORPORATION		EMRISE ELECTRONICS CORPORATION

By:	/s/ Carmine T. Oliva	By:	/s/ Carmine T. Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: Chief Executive Officer		Title: President

CXR LARUS CORPORATION		RO ASSOCIATES INCORPORATED

By:	/s/ Carmine T. Oliva	By:	/s/ Carmine T. Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: President		Title: President

CUSTOM COMPONENTS, INC.		ADVANCED CONTROL COMPONENTS, INC.

By:	/s/ Carmine T. Oliva	By:	/s/ Carmine T. Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: President		Title: President

GVEC RESOURCE IV INC.,
as Agent and a Lender

		By:	/s/ signature illegible
Name:
Title: Authorized Signatory

		By:	/s/ signature illegible
Name:
Title: Authorized Signatory